                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           ________________________



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               September 6, 2001





                            FMC TECHNOLOGIES, INC.
   -------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                    1-16489                 36-4412642
   ----------------------------        ------------          ------------------
   (State or other jurisdiction        (Commission            (I.R.S. Employer
        of incorporation)              File Number)          Identification No.)



              200 East Randolph Drive, Chicago, Illinois   60601
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code
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PAGE 2

Item 9. Regulation FD Disclosure. The Lehman Brothers CEO Energy Conference was held on September 6, 2001 in New York, NY. A slide presentation made at the meeting by Joseph H. Netherland, CEO and President, FMC Technologies, Inc., is attached hereto as an exhibit to this report. These slides may also be accessed at the company's website (www.fmctechnologies.com). The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Technologies, Inc. that the information is material or that investors should consider this information before deciding to buy or sell FMC Technologies, Inc. securities.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibit is furnished as part of this report:

-----------------------------------------------------------------------------------------------------------
 Exhibit Number                   Description                                   Presenter
-----------------------------------------------------------------------------------------------------------
  Exhibit 99a       Information about FMC Technologies, Inc.               Joseph H. Netherland
                    presented at Lehman Brothers CEO Energy
                    Conference
-----------------------------------------------------------------------------------------------------------

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PAGE 3

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FMC TECHNOLOGIES, INC.


                            By /s/ Jeffrey W. Carr
                               -------------------
                               Jeffrey W. Carr
                               Vice President, General
                                Counsel and Secretary



Date: September 6, 2001